Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of the Second Amendment Effective Date, is by and among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Borrower”), OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as a Guarantor, the lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, the Borrower, each Guarantor,  the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of May 25, 2017 as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”);

WHEREAS, the Borrower, each Guarantor,  certain of the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1Certain Definitions.  The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

SUBPART 1.2Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO

EXISTING CREDIT AGREEMENT

SUBPART 2.1The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SUBPART 2.2  Section 7.01(k) of the Existing Credit Agreement is hereby amended by inserting the word “Consolidated” immediately before the word “Subsidiary”.

SUBPART 2.3Article X of the Existing Credit Agreement is hereby amended by inserting the following new Section 10.27 therein in correct numerical order:

“10.27Acknowledgement Regarding Any Supported QFCs.

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.

(b) In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.

(c)Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1Second Amendment Effective Date.  This Amendment shall be and become effective as of October 28, 2019 (the “Second Amendment Effective Date”) and when all of the conditions

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set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment”.

SUBPART 3.2Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, each Guarantor,  Lenders constituting Required Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent.

SUBPART 3.3    Fees and Expenses.  Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the Second Amendment Effective Date.

PART 4
MISCELLANEOUS

SUBPART 4.1   Construction.  This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2    Representations and Warranties.  Each Credit Party hereby represents and warrants that it:  (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the Second Amendment Effective Date upon giving effect to this Amendment.

SUBPART 4.3    Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Amendment.

SUBPART 4.4    Binding Effect.  This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.5    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6    Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain

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in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 4.7    Affirmation.  Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement applicable to it, as otherwise amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 4.8    No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:OMEGA HEALTHCARE INVESTORS, INC.

By/s/ Daniel J. Booth

Name: Daniel J. Booth

Title:   Chief Operating Officer

GUARANTOR:OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:/s/ Daniel J. Booth

Name: Daniel J. Booth

Title:   Chief Operating Officer

omega healthcare investors, inc.

Second Amendment to credit agreement

ADMINISTRATIVE AGENT:bank of america, n.a.,

as Administrative Agent

By:/s/ Henry Pennell

Name:Henry Pennell

Title:Vice President

omega healthcare investors, inc.

Second Amendment to credit agreement

LENDERS:bank of america, n.a., as L/C Issuer, Swing Line Lender and as a Lender

By:/s/ Yinghua Zhang

Name:Yinghua Zhang

Title:Director

omega healthcare investors, inc.

Second Amendment to credit agreement

CREDIT AGRICOLE COPORATE AND INVESTMENT BANK,

as a Lender

By:/s/ Gordon Yip

Name:Gordon Yip

Title:Director

By:/s/ Gary Herzog

Name:Gary Herzog

Title:Managing Director

omega healthcare investors, inc.

Second Amendment to credit agreement

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:/s/ Brian Smolowitz

Name:Brian Smolowitz

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Michelle Dawson

Name:Michelle Dawson

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),

as a Lender

By:/s/ David Meisner

Name:David Meisner

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Alicia Cook

Name:Alicia Cook

Title:Authorized Signatory

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

ROYAL BANK OF CANADA,

as a Lender

By:/s/ William Behuniak

Name:William Behuniak

Title:Authorized Signatory

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,

as a Lender

By:/s/ John Cappellari

Name:John Cappellari

Title:Director

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,

as a Lender

By:/s/ Courtney W. Jones

Name:Courtney W. Jones

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

STIFEL BANK & TRUST,

as a Lender

By:/s/ Daniel P. McDonald

Name:Daniel P. McDonald

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK,

as a Lender

By:/s/ David W. Bowman

Name:David W. Bowman

Title:Director

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Andrea S. Chen

Name:Andrea S. Chen

Title:Managing Director

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

BBVA USA, an Alabama banking corporation (f/k/a Compass Bank),

as a Lender

By:/s/ Brian Tuerff

Name:Brian Tuerff

Title:SVP

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,

as a Lender

By:/s/ Amber H. Crosby

Name:Amber H. Crosby

Title:SVP

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,

as a Lender

By:/s/ Eva S. McQuillen

Name:Eva S. McQuillen

Title:Vice President

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,

as a Lender

By:/s/ Michael Grad

Name:Michael Grad

Title:Director

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK,

as a Lender

By:/s/ Ellie Robertson

Name:Ellie Robertson

Title:Principal

OMEGA HEALTHCARE INVESTORS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT